This submission is being made solely to obtain series and class (contract) identifiers for the following variable annuity product under the Pruco Life Single Premium Variable Annuity Account (811-04383):

Contract: Discovery Plus Annuity (002-99616).

Any questions regarding this submission should be directed to Mary K. Johnson, Vice President, Corporate Counsel, at Prudential at (860) 534-7704.